Discontinued operations and assets held for sale	6 Months Ended
Mar. 31, 2024
Discontinued operations and assets held for sale
Discontinued operations and assets held for sale
4.	Discontinued operations and assets held for sale

In May 2023, Arqit announced that it was selling its satellite division consisting of satellite assets under construction, patents, customer contracts and an engineering team. Following that announcement, the satellite division was reported as discontinued operations and classified as a disposal group held for sale in the 2023 annual financial statements.

During the six months ended March 31, 2024, Arqit was unsuccessful in its efforts to identify a buyer for the satellite division and/or related IP, and as a result determined that its satellite assets were no longer considered as held for sale as at 31 March 2024. At 30 September 2023, the carrying amount of assets classified as held for sale is $38.7 million, with liabilities directly associated with assets classified as held for sale of $5.9 million. The assets of the satellite division have been fully impaired as at 31 March 2024. The comparative condensed consolidated statement of profit or loss and OCI has been re-presented to show the discontinued operation separately from continuing operations.

The impact on the statement of comprehensive income is as below:

	Period ended	Period ended
	31 March	31 March
	2024	2023
	$'000	$'000
Administrative expenses	916	(420)
Impairment loss	34,065	9,633
Tax credit	(3,414)	—
Loss from discontinued operation, net of tax	31,567	9,213

The net cash flows associated with the discontinued operations are as follow:

	Period ended	Period ended
	31 March	31 March
	2024	2023
	$'000	$'000
Net cash (used)/generated in/from operating activities	(2,232)	3,644
Net cash used in investing activities	—	—
Net cash used in financing activities	—	—
Net cash flows for the period	(2,232)	3,644

There is no impact from the discontinued operation on the financial position of the Group at 31 March 2024.